Accounts receivable net	12 Months Ended
Sep. 30, 2025
Accounts receivable net
Accounts receivable, net

Note 3 - Accounts receivable, net

Accounts receivable from the Company consisted of the following:

	As of	As of
	September 30,	September 30,
	2025	2024

Accounts receivable	$47,284,561	$32,763,352
Less: Allowance for credit losses	(34,189,394)	(302,914)
Accounts receivable, net	$13,095,167	$32,460,438

Allowance for credit losses of $34,189,394 and $302,914 was made for certain accounts receivable as of September 30, 2025 and 2024, respectively. The Company’s accounts receivable primarily include balances due from customers when the Company’s products are sold and delivered to customers.

The movement of allowance for credit losses was as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2025	2024
Balance as of beginning of year	$302,914	$7,249
Additions	-	280,158
Reversal	33,451,447	-
Translation adjustments	435,033	15,507
Balance as of end of year	$34,189,394	$302,914